SCHEDULE 14C INFORMATION
                            ------------------------


                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:
___   Preliminary Information Statement
___ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
_X_   Definitive Information Statement

                           Sierra Monitor Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

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      (1)  Title of each class of securities to which transaction applies:_N/A_
      (2)  Aggregate number of securities to which transaction applies:_N/A_____
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_N/A______________________________
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      (5)  Total fee paid:_N/A__________________________________________________
___   Fee paid previously with preliminary materials.
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      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:_N/A__________________________________________
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      (3)  Filing Party:_N/A____________________________________________________
      (4)  Date Filed:_N/A______________________________________________________

                           SIERRA MONITOR CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 28, 1997


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Sierra Monitor Corporation (the "Company") will be held at the Company's principal executive offices located at 1991 Tarob Court, Milpitas, California 95035, on Wednesday, May 28, 1997, at 10:00 a.m. local time, for the following purposes:

         1. To elect directors to serve for the ensuing year and until their successors are elected.

         2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Information Statement accompanying this Notice and the Annual Report on Form 10-KSB mailed to shareholders on April 1, 1997.

         Only shareholders of record at the close of business on April 1, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person.


                                                   For the Board of Directors
                                                   SIERRA MONITOR CORPORATION

                                                   /s/  Gordon R. Arnold

                                                   GORDON R. ARNOLD
                                                   President

Milpitas, California
April 25, 1997

                           SIERRA MONITOR CORPORATION

                                   ----------

                            INFORMATION STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 28, 1997

                                   ----------

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

                                   ----------

         The enclosed Information Statement has been prepared on behalf of the Board of Directors of Sierra Monitor Corporation, a California corporation ("Sierra Monitor" or the "Company"), with respect to Sierra Monitor's Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 28, 1997, or at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

         Sierra Monitor's principal executive offices are located at 1991 Tarob Court, Milpitas, CA 95035. The telephone number at that address is (408) 262-6611.

         This Information Statement was mailed on or about April 25, 1997 to all shareholders entitled to vote at the Annual Meeting.


                          INFORMATION CONCERNING VOTING

Record Date and Shares Outstanding

         Shareholders of record at the close of business on April 1, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, Sierra Monitor had issued and outstanding 10,332,513 shares of Common Stock.

Voting

         Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. No shareholder, however, shall be entitled to cumulate votes for any candidate unless (i) the candidate's name has been placed in nomination prior to the voting and (ii) the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. Votes against a particular proposal are counted for purposes of determining the presence or absence of a quorum and are also counted as having been "voted" with respect to the proposal for purposes of determining whether the requisite majority of voting shares has been obtained. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the

Company believes that abstentions should be counted for purposes of determining whether a quorum is present at the Annual Meeting. The Company further believes that abstentions should be counted as having been voted with respect to the election of directors or the other proposals set forth herein for purposes of determining whether the requisite majority of the shares has been obtained. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions with respect to the election of directors and the proposals set forth herein in this manner.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

Nominees

         A board of three directors is to be elected at the Annual Meeting. The Board of Directors of Sierra Monitor has authorized the nomination at the Annual Meeting of the persons named below as candidates. In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the shareholders may vote for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

         The names of the nominees and certain information about them are set forth below:


                                                                                     Director
   Name of Nominee        Age                  Principal Occupation                   Since
---------------------- ----------  ----------------------------------------------  -------------
Gordon R. Arnold           51      President, Chief Financial Officer,                 1989
                                   Secretary and Director of the Company

C. Richard Kramlich        61      General Partner, New Enterprise Associates -        1989
                                   Venture Capital

Jay T. Last                67      President, Hillcrest Press                          1989


         GORDON R. ARNOLD joined Sierra Monitor Corporation, a California corporation ("Old Sierra"), in December 1979 as Operations Manager and Vice President. He became President in 1984 and Chief Executive Officer in April 1985. In September 1989, Old Sierra merged into UMF Systems, Inc., a California corporation ("UMF"), and UMF changed its name to "Sierra Monitor Corporation." Mr. Arnold has served as the Company's President and Chief Financial Officer since the merger and as the Company's Secretary since February 1993. Mr. Arnold was also a director of Old Sierra from 1984 until the merger with UMF.

         C. RICHARD KRAMLICH became a director of Old Sierra in February 1980 and remained a director of the Company following the merger between Old Sierra and UMF. Since 1978, he has been a General Partner of New Enterprise Associates, a venture capital firm. Mr. Kramlich is also a director of Ascend Communications, Chalone, Inc., Lumisys, Inc., Macromedia, Inc., Neopath, SyQuest Technology, Inc., Silicon Graphics, Inc., and Graphix Zone.

         JAY T. LAST was a director of UMF from 1977 until September 1989 and became a director of the Company following the merger of Old Sierra and UMF. Mr. Last is the President of Hillcrest Press, a publishing company, and has been a business and technical consultant for over five years.

Vote Required

         The three nominees receiving the highest number of affirmative votes of the shares entitled to vote shall be elected as directors of the Company. Votes withheld from any directors are counted for purposes of determining the presence or absence of a quorum but have no other legal effect under California law.

Recommendation of the Board of Directors

         The Board of Directors recommends that the shareholders vote FOR the re-election of the above-named directors to the Board of Directors of the Company.


                  PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of Sierra Monitor has appointed KPMG Peat Marwick LLP, independent public accountants, to audit the financial statements of Sierra Monitor for the current fiscal year ending December 31, 1997. It is expected that a representative of KPMG Peat Marwick LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

Required Vote

         Approval of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997 requires the affirmative vote of the holders of a majority of the shares present and voting at the meeting. In the event of a negative vote on such ratification, the Board of Directors will reconsider such appointment.

Recommendation of the Board of Directors

         The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

         Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth the shares of Common Stock beneficially owned as of the Record Date by the following persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock, by each director of the Company, by the Chief Executive Officer of the Company, by the other executive officers of the Company, and by all directors and officers of the Company as a group:

                                                                                                    Shares
                                                                                            Beneficially Owned (2)
                                                                                      ------------------------------------
            Five-Percent Shareholders, Directors, Executive Officers(1)                    Number             Percent
------------------------------------------------------------------------------------  ------------------  ----------------
Five-Percent Shareholders:
Shires Investments plc. ...........................................................        1,549,134                15.0%
   c/o Glasgow Investment Partners
   29 St. Vincent Place
   Glasgow, Scotland G1-2DR

Crosspoint Ventures Partners.......................................................        1,022,110                 9.9%
   One First Street
   Los Altos, CA 94022

Directors and Executive Officers:

C. Richard Kramlich(3).............................................................        1,720,494                16.7%

Jay T. Last........................................................................        1,723,942                16.7%

Gordon R. Arnold(4)................................................................          902,342                 8.7%

Michael C. Farr(5).................................................................          155,250                 1.5%

Stephen R. Ferree(6)...............................................................          156,250                 1.5%

All officers and directors as a group (5 persons)(2)-(7)...........................        4,658,278                45.1%

----------
(1) Unless otherwise indicated, the business address of each of the beneficial owners listed in this table is: c/o Sierra Monitor Corporation, 1991 Tarob Court, Milpitas, California 95035.
(2) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(3)  Includes 100,000 shares held by Pamela P. Kramlich, Mr. Kramlich's wife.
(4) Includes 170,833 shares of Common Stock issuable upon exercise of options which are exercisable within 60 days of the Record Date.
(5) Includes 111,250 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Includes 111,250 shares subject to stock options exercisable within 60 days of the Record Date.
(7) Includes 393,333 shares subject to stock options exercisable within 60 days of the Record Date.

                                      -4-

                                   MANAGEMENT

Executive Officers

         The executive officers of the Company and their ages are as follows:


    Name of Nominee           Age                   Position
 -----------------------  -----------  -----------------------------------------

 Gordon R. Arnold             51       President,  Chief  Financial  Officer and
                                       Secretary

 Michael C. Farr              39       Vice President, Operations

 Stephen R. Ferree            49       Vice President, Marketing


         Executive officers hold office until their successors are chosen, subject to early removal by the Board of Directors.

         There are no family relationships between any of the directors or executive officers of the Company.

Board Meetings and Committees

         The Board of Directors held two meetings during the fiscal year ended December 31, 1996. Each current Director attended all of the meetings of the Board of Directors held during the last fiscal year. The Board of Directors does not have a standing audit, nominating or compensation committee or other any other committees performing similar functions.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The  following  table  sets  forth  the  cash  compensation,  including bonuses,  paid to the Chief  Executive  Officer of the Company and the next most highly paid  executive  officers for the three years ended December 31, 1996. No
other  executive   officer  of  the  Company  received  more  than  $100,000  in compensation during fiscal 1996.

                           Summary Compensation Table

                                                                                 Long-Term
                                                                                Compensation
                                                                                   Awards
                                                                              -----------------
                                                  Annual Compensation            Securities
                                            ---------------------------          Underlying           All Other
                                                 Salary           Bonus           Options            Compensation
Name and Principal Position                        ($)             ($)              (#)                  ($)
------------------------------------           ------------    -----------    -----------------    -----------------
Gordon R. Arnold...................      1996       72,019               0          200,000            51,835 (1)
  Chief Executive Officer                1995       68,000               0          200,000            49,211 (2)
                                         1994       66,000          20,000          150,000            44,081 (3)

Michael C. Farr....................      1996       84,048               0          140,000            32,747 (4)
  Vice President, Operations             1995       77,200               0          140,000            27,435 (5)
                                         1994       78,016          14,000           90,000            22,051 (6)

Stephen R. Ferree..................      1996       77,007               0          140,000            29,445 (7)
  Vice President, Marketing              1995       77,000               0          140,000            24,726 (8)
                                         1994       76,942           4,000           90,000            21,099 (9)

----------

(1) Represents $49,208 paid in commission, a $250 contribution by the Company under its 401(k) plan, $238 life insurance premium, and $2,139 under the Company's medical insurance plan paid in fiscal 1996.
(2) Represents $46,345 paid in commission, a $250 contribution by the Company under its 401(k) plan, $234 life insurance premium, and $2,382 under the Company's medical insurance plan paid in fiscal 1995.
(3) Represents $41,363 paid in commission, a $250 contribution by the Company under its 401(k) plan, $150 life insurance premium, and $2,318 under the Company's medical insurance plan paid in fiscal 1994.
(4) Represents $28,506 paid in commission, a $250 contribution by the Company under its 401(k) plan, $274 life insurance premium, and $3,717 under the Company's medical insurance plan paid in fiscal 1996.
(5) Represents $23,382 paid in commission, a $250 contribution by the Company under its 401(k) plan, $234 life insurance premium, and $3,569 under the Company's medical insurance plan paid in fiscal 1995.
(6) Represents $17,203 paid in commission, a $250 contribution by the Company under its 401(k) plan, $150 life insurance premium, and $4,448 under the Company's medical insurance plan paid in fiscal 1994.
(7) Represents $23,590 paid in commission, a $250 contribution by the Company under its 401(k) plan, $277 life insurance premium, and $5,328 under the Company's medical insurance plan paid in fiscal 1996.
(8) Represents $19,081 paid in commission, a $250 contribution by the Company under its 401(k) plan, $234 life insurance premium, and $5,161 under the Company's medical insurance plan paid in fiscal 1995.
(9) Represents $16,070 paid in commission, a $250 contribution by the Company under its 401(k) plan, $180 life insurance premium, and $4,629 under the Company's medical insurance plan paid in fiscal 1994.


Compensation of Directors

         Directors of the Company who are not employees receive a fee of $100 for each Board meeting which they attend. Directors receive no other fees.

                             EMPLOYEE BENEFIT PLANS

         The 1986 Incentive Stock Option Plan (the "1986" Option Plan" under which officers and directors of the Company received benefits during the fiscal year ended December 31, 1995, expired by its terms on February 24, 1996. The Board and Shareholders have approved and adopted the 1996 Stock Plan to replace the expired 1986 Option Plan.

The following table sets forth the number and terms of options granted to the executive officers named in the Summary Compensation Table during the year ended
December 31, 1996:

                        Option Grants in Last Fiscal Year

                             Individual Grants
--------------------------------------------------------------------------------                Potential Realizable
                               Number of                                                          Value at Assumed
                              Securities        % of Total                                      Annual Rates of Stock
                              Underlying          Options                                        Price Appreciation
                                Options         Granted to       Exercise                       for Option Term (2)
                                Granted        Employees in        Price       Expiration     ------------------------
           Name                   (#)         Fiscal Year (1)    ($/Share)        Date          5% ($)      10% ($)
---------------------------  --------------  -----------------  ------------  -------------   -----------  -----------
Gordon R. Arnold..........            0                0             -             -              -            -
Michael C. Farr...........            0                0             -             -              -            -
Stephen R. Ferree.........            0                0             -             -              -            -

----------
(1) The Company did not grant any options to employees during 1996 pursuant to the Company's 1996 Stock Plan.
(2) The assumed 5% and 10% compound rates of annual stock appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. Assuming a ten year term of the option, the total calculated compounded amount of stock appreciation is 63% (at 5% per year) and 159% (assuming 10% per year).


      The  following  table  provides  the  specified   information   concerning
exercises  of options to  purchase  the  Company's  Common  Stock and the fiscal year-end  value of  unexercised  options held by each of the executive  officers named in the Summary Compensation Table during the year ended December 31, 1996.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                                                                                           Value of Unexercised
                                                            Number of Securities      --------------------------------
                                                           Underlying Unexercised          In-the-Money Options
                                                                 Options at                         at
                             Shares         Value               FY End (#):                     FY End ($):
                          Acquired on     Realized   -------------------------------- --------------------------------
         Name             Exercise (#)       ($)       Exercisable     Unexercisable    Exercisable    Unexercisable
 ---------------------  --------------- ------------ --------------  ---------------- -------------- -----------------
 Gordon R. Arnold....                                    164,583           35,417          38,406            5,593
 Michael C. Farr.....                                    105,625           34,375          23,089            5,411
 Stephen R. Ferree...       20,000          1,500        105,625           34,375          23,089            5,411

----------------
(1) Represents the market value of the securities underlying the options at the fiscal year end, less the exercise price of "in-the-money" options. The closing price of the Company's last reported sale of Common Stock on December 31, 1996 was $0.375 per share. Includes incentive stock options previously granted to employees under the Company's 1986 Option Plan with exercise prices ranging from $0.10 to $0.22.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities during fiscal year 1996 to file reports of initial ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with except that in connection with C. Richard Kramlich's acquisition of additional shares of the Company's Common Stock, his Form 4 was inadvertently filed late due to a clerical error.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting.


                                              For the Board of Directors
                                              SIERRA MONITOR CORPORATION

                                              /s/ Gordon R. Arnold

                                              GORDON  R. ARNOLD
                                              President

Dated:  April 25, 1997